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                                                                EXHIBIT h(42)(e)


                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds (Formerly "AIM Variable Insurance Funds, Inc."), a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


FUNDS AVAILABLE UNDER                             SEPARATE ACCOUNTS                         POLICIES FUNDED BY THE
THE POLICIES                                      UTILIZING THE FUNDS                       SEPARATE ACCOUNTS
------------------------------------------------- ----------------------------------------- ----------------------------------
AIM V.I. Capital Appreciation Fund                Fulcrum Account of Allmerica Financial    3025-96
AIM V.I. Value Fund                               Life Insurance and Annuity Company
AIM V.I. Growth Fund
AIM V.I. International Equity Fund                ----------------------------------------- ----------------------------------
AIM V.I. High Yield Fund                          Fulcrum Variable Life Account of          1030-96
AIM V.I. Dent Demographic Trends Fund             Allmerica Financial Life Insurance and
AIM V.I. Aggressive Growth Fund                   Annuity Company
AIM V.I. Blue Chip Fund
                                                  ----------------------------------------- ----------------------------------
                                                  FUVUL Separate Account of Allmerica       1036-99
                                                  Financial Life Insurance and Annuity
                                                  Company

                                                  ----------------------------------------- ----------------------------------
                                                  Separate Account VA-P of Allmerica        Pioneer Vision; Pioneer
                                                  Financial Life Insurance and Annuity      C-Vision; and Pioneer
                                                  Company                                   XtraVision; A3030-99;
                                                                                            Pioneer No-Load

                                                  ----------------------------------------- ----------------------------------
                                                  Separate Account VA-K(Delaware) of        Delaware Medallion; Delaware
                                                  Allmerica Financial Life Insurance and    Golden Medallion; A3030-99;
                                                  Annuity Company                           Delaware No-Load
                                                  ----------------------------------------- ----------------------------------
                                                  Separate Account VA-K of Allmerica        A3030-99; Agency Ultimate
                                                  Financial Life Insurance and Annuity      Advantage; Advantage,
                                                  Company                                   ExecAnnuity; First Union VIA;
                                                                                            Fund Quest; Annuity Scout
                                                  ----------------------------------------- ----------------------------------
                                                  Group VEL Account                         Executive Solutions
                                                  ----------------------------------------- ----------------------------------
                                                  Allmerica Select Separate Account         Select Reward, Secondary B/D
                                                  ----------------------------------------- ----------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  10/4/00
                 -------


                                             AIM VARIABLE INSURANCE FUNDS


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President

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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President



(SEAL)
                                             ALLMERICA FINANCIAL LIFE INSURANCE
                                             AND ANNUITY COMPANY


Attest: /s/ BETH CHENEVERT                   By: /s/ RICHARD M. REILLY
       -----------------------------            --------------------------------
Name:  Beth Chenevert                        Name:  Richard M. Reilly
     -------------------------------              -----------------------------
Title: Administrative Assistant              Title: President
      ------------------------------               ----------------------------



(SEAL)

                                             ALLMERICA INVESTMENTS, INC.



Attest: /s/ BETH CHENEVERT                   By: /s/ WILLIAM F. MONREE, JR.
       -----------------------------            --------------------------------
Name:  Beth Chenevert                        Name:  William F. Monree, Jr.
      ------------------------------              ------------------------------
Title: Administrative Assistant              Title: President
      ------------------------------               -----------------------------



(SEAL)



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